                                                                 EXHIBIT 10.16.1
                            HERITAGE OPERATING, L.P.

                            FIRST AMENDMENT AGREEMENT


         Re:    Note Purchase Agreement dated as of June 25, 1996
              Note Purchase Agreement dated as of November 19, 1997

                                                                     Dated as of
                                                                October 15, 1998

To each of the Holders named
  in Schedule 1 to this First
  Amendment Agreement

Ladies and Gentlemen:

         Reference is made to

                  (i) the Note Purchase Agreement dated as of June 25, 1996 (the "Outstanding 1996 Agreement"), among Heritage Operating, L.P., a Delaware limited partnership (the "Company") and the Purchasers named in the Purchaser Schedule attached thereto, under and pursuant to which the Company issued, and there are presently outstanding, $120,000,000 aggregate principal amount of its 8.55% Senior Secured Notes due 2011 (the "1996 Notes"); and

                  (ii) the Note Purchase Agreement dated as of November 19, 1997 (the "Basic 1997 Agreement"), among the Company and the Purchasers named in the Initial Purchaser Schedule attached thereto, under and pursuant to which the Company issued, and there are presently outstanding, $12,000,000 aggregate principal amount of its 7.17% Series A Senior Secured Notes due November 19, 2009 (the "Series A Notes") and $20,000,000 aggregate principal amount of its 7.26% Series B Senior Secured Notes due November 19, 2012 (the "Series B Notes"), as supplemented by the First Supplemental Note Purchase Agreement dated as of March 13, 1998 the "First Supplemental Agreement" among the Company and the Purchasers named in the Supplemental Purchaser Schedule attached thereto, under and pursuant to which the Company issued, and there are presently outstanding, (x) $5,000,000 aggregate principal amount of its 6.50% Series C Senior Secured Notes due March 13, 2007 (the "Series C Notes"), (y) $5,000,000 aggregate principal amount of its 6.59% Series D Senior Secured Notes due March 13, 2010 (the "Series D Notes") and (z) $5,000,000 aggregate principal amount of its 6.67% Series E Senior Secured Notes due March 13, 2013 (the "Series E Notes").

The Basic 1997 Agreement, as supplemented by the First Supplemental Agreement is hereinafter sometimes referred to as the "Outstanding 1997 Agreement". The Outstanding 1996 Agreement and the Outstanding 1997 Agreement are hereinafter sometimes collectively referred to as the

"Outstanding Agreements". The 1996 Notes, Series A Notes, Series B Notes, Series C Notes, Series D Notes and Series E Notes are hereinafter sometimes collectively referred to as the "Outstanding Notes."

         The Company now desires to amend certain provisions of the Outstanding Agreements. You are the owner and holder of the Outstanding Notes set forth opposite your name on Schedule 1 hereto. The Company hereby requests that from and after your acceptance hereof in the manner hereinafter provided and upon receipt by the Company of similar acceptances from the holders of the requisite percentage of each issue of the Outstanding Notes, said Outstanding Agreements shall be amended in the respects, but only in the respects, hereinafter set forth.


                                    ARTICLE I
                    AMENDMENTS TO OUTSTANDING 1996 AGREEMENT

        I-A. The reference to "$15,000,000" set forth in Section 6B(ii) of the Outstanding 1996 Agreement is hereby deleted and "$20,000,000" shall be substituted therefor.



        I-B. The reference to "$35,000,000" set forth in Section 6B(iii) of the Outstanding 1996 Agreement is hereby deleted and "$30,000,000" shall be substituted therefor.



        I-C. Section 7A(v) of the Outstanding 1996 Agreement is hereby amended and restated in its entirety to read as follows:

                  "(v)     the Company fails to perform, observe or comply with
         any agreement contained in Section 6 or Section 5A(v); or"



        I-D. The definition of the term "Reinvestment Yield" set forth in
Section 10A of the Outstanding 1996 Agreement is hereby amended and restated in its entirety to read as follows:

                   "`Reinvestment Yield'" shall mean, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the third Business Day next preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Service (or such other display as may replace Page 678 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, (ii) the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the third Business Day next preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining

         Average Life of such Called Principal as of such Settlement Date. Such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between yields reported for various maturities if no maturity corresponds to the applicable Remaining Average Life."



        I-E. The reference to "$35,000,000" contained in the definition of the term "Acquisition Facility" set forth in Section 10B of the Outstanding 1996 Agreement is hereby deleted and "$30,000,000" shall be substituted therefor.



        I-F. The references to "$15,000,000" contained in the definition of the term "Revolving Working Capital Facility" set forth in Section 10B of the Outstanding 1996 Agreement are hereby deleted and "$20,000,000" shall be substituted therefor.


                                   ARTICLE II
                    AMENDMENTS TO OUTSTANDING 1997 AGREEMENT

       II-A. The reference to "$15,000,000" set forth in Section 6B(ii) of the Outstanding 1997 Agreement is hereby deleted and "$20,000,000" shall be substituted therefor.



       II-B. The reference to "$35,000,000" set forth in Section 6B(iii) of the Outstanding 1997 Agreement is hereby deleted and "$30,000,000" shall be substituted therefor.



       II-C. Section 7A(v) of the Outstanding 1997 Agreement is hereby amended and restated in its entirety to read as follows:

                  "(v)     the Company fails to perform, observe or comply with
         any agreement contained in Section 6 or Section 5A(v); or"



       II-D. The definition of the term "Reinvestment Yield" set forth in
Section 10A of the Outstanding 1997 Agreement is hereby amended and restated in its entirety to read as follows:

                  "`Reinvestment Yield'" shall mean, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the third Business Day next preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Service (or such other display as may replace Page 678 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, (ii) the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the third Business Day next preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between yields reported for various maturities if no maturity corresponds to the applicable Remaining Average Life."



       II-E. The reference to "clause (xiv)" contained in the definition of the term "Priority Debt" set forth in Section 10B of the Outstanding 1997 Agreement is hereby deleted and "clause (xv)" shall be substituted therefor.



       II-F. The reference to "$35,000,000" contained in the definition of the term "Acquisition Facility" set forth in Section 10B of the Outstanding 1997 Agreement is hereby deleted and "$30,000,000" shall be substituted therefor.



       II-G. The references to "$15,000,000" contained in the definition of the term "Revolving Working Capital Facility" set forth in Section 10B of the Outstanding 1997 Agreement are hereby deleted and "$20,000,000" shall be substituted therefor.


                                   ARTICLE III

                                  MISCELLANEOUS

      III-A. If the foregoing is acceptable to you, kindly note your acceptance in the space provided below and upon receipt by the Company of similar acceptances signed by the holders of the requisite percentage of each issue of the Outstanding Notes, the Outstanding Agreements shall be amended and restated as set forth above, but all other terms and provisions of the Outstanding Agreements shall remain unchanged and are in all respects ratified, confirmed and approved.

      III-B. By your acceptance hereof you also agree that you shall, prior to any sale, assignment, transfer, pledge or other disposition by you of any Outstanding Notes, either (i) place on the Outstanding Notes so to be disposed of an appropriate endorsement referring to this First Amendment Agreement as binding upon the parties hereto and upon any and all future holders of such Outstanding Notes, or (ii) (at your option) surrender such Outstanding Notes for new notes modified to reflect the changes set forth herein. All expenses for the preparation of such new notes and the exchange of such Outstanding Notes are to be borne by the Company.

                                    Very truly yours,

                                    HERITAGE OPERATING L.P.



                                    By Heritage Holdings, Inc., General Partner



                                    By  /s/ H. Michael Krimbill
                                      ----------------------------------
                                      Its  Vice President and CFO
                                           -----------------------------

         The foregoing First Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of October 15, 1998, and the undersigned hereby confirms that on October 15, 1998 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.


JOHN HANCOCK MUTUAL LIFE INSURANCE
  COMPANY


By
  --------------------------------
   Its


JOHN HANCOCK VARIABLE LIFE INSURANCE
  COMPANY


By
  --------------------------------
   Its


MELLON BANK, N.A., solely in its
 capacity as Trustee for the Long-Term
 Investment Trust (as directed by John
 Hancock Mutual Life Insurance Company),
 and not in its individual capacity



By
  --------------------------------
   Its

         The foregoing First Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of October 15, 1998, and the undersigned hereby confirms that on October 15, 1998 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.


MASSACHUSETTS MUTUAL LIFE INSURANCE
  COMPANY


By
  --------------------------------
   Its

         The foregoing First Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of October 15, 1998, and the undersigned hereby confirms that on October 15, 1998 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.


PRINCIPAL MUTUAL LIFE INSURANCE COMPANY


By
  --------------------------------
   Its


By
  --------------------------------
   Its

         The foregoing First Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of October 15, 1998, and the undersigned hereby confirms that on October 15, 1998 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.


NEW YORK LIFE INSURANCE COMPANY


By
  --------------------------------
   Its


NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION


By
  --------------------------------
   Its

         The foregoing First Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of October 15, 1998, and the undersigned hereby confirms that on October 15, 1998 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.


TEACHERS INSURANCE AND ANNUITY
  ASSOCIATION OF AMERICA


By
  --------------------------------
   Its

         The foregoing First Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of October 15, 1998, and the undersigned hereby confirms that on October 15, 1998 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.


KEYPORT LIFE INSURANCE COMPANY


By
  --------------------------------
   Its

         The foregoing First Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of October 15, 1998, and the undersigned hereby confirms that on October 15, 1998 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.


J. ROMEO & CO.


By
  --------------------------------
   Its

         The foregoing First Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of October 15, 1998, and the undersigned hereby confirms that on October 15, 1998 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.


PACIFIC LIFE INSURANCE COMPANY
(formerly Pacific Mutual Life Insurance Company)


By
  --------------------------------
   Its


By
  --------------------------------
   Its



PACIFIC LIFE INSURANCE COMPANY


By
  --------------------------------
   Its


By
  --------------------------------
   Its

         The foregoing First Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of October 15, 1998, and the undersigned hereby confirms that on October 15, 1998 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.


PHOENIX HOME LIFE MUTUAL INSURANCE
  COMPANY


By
  --------------------------------
   Its

         The foregoing First Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of October 15, 1998, and the undersigned hereby confirms that on October 15, 1998 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.


RELIASTAR LIFE INSURANCE COMPANY


By
  --------------------------------
   Its

         The foregoing First Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of October 15, 1998, and the undersigned hereby confirms that on October 15, 1998 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.


GENERAL AMERICAN LIFE INSURANCE COMPANY


By
  --------------------------------
   Its

         The foregoing First Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of October 15, 1998, and the undersigned hereby confirms that on October 15, 1998 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.


WISCONSIN NATIONAL LIFE INSURANCE COMPANY


By
  --------------------------------
   Its


By
  --------------------------------
   Its

         The foregoing First Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of October 15, 1998, and the undersigned hereby confirms that on October 15, 1998 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.


ALLSTATE LIFE INSURANCE COMPANY


By
  --------------------------------
   Name:


By
  --------------------------------
   Name:
       Authorized Signatories

         The foregoing First Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of October 15, 1998, and the undersigned hereby confirms that on October 15, 1998 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.


CHUBB LIFE INSURANCE COMPANY
  OF AMERICA


By
  --------------------------------
   Its

SCHEDULE 1



                                                                                                  PRINCIPAL AMOUNT AND
                                                                                                  SERIES OF OUTSTANDING
                  NAME OF HOLDER                                                                    NOTES HELD AS OF
               OF OUTSTANDING NOTES                                                                 OCTOBER 15, 1998



John Hancock Mutual Life Insurance Company                                                          $  13,000,000


John Hancock Mutual Life Insurance Company                                                          $   8,000,000


John Hancock Variable Life Insurance Company                                                        $   1,000,000


Mellon Bank, N.A., Trustee Under Master Trust                                                       $   3,000,000
  Agreement of AT&T Corporation dated
  January 1, 1984 for Employee Pension Plans
  - AT&T - John Hancock - Private Placement


Massachusetts Mutual Life Insurance Company                                                         $  15,000,000


Principal Mutual Life Insurance Company                                                             $  15,000,000


New York Life Insurance Company                                                                     $  12,500,000


Teachers Insurance and Annuity Association of America                                               $  12,500,000


Keyport Life Insurance Company                                                                      $  10,000,000


MONY Life Insurance Company of America                                                              $   3,500,000


The Mutual Life Insurance Company of New York                                                       $   4,000,000


Pacific Mutual Life Insurance Company                                                               $   5,500,000


Phoenix Home Life Mutual Insurance Company                                                          $   5,000,000


ReliaStar Life Insurance Company                                                                    $   5,000,000

General American Life Insurance Company                                               $  4,000,000


Wisconsin National Life Insurance Company                                             $  3,000,000


Pacific Life Insurance Company                                                        $ 12,000,000 Series A Notes


Pacific Life Insurance Company                                                        $  8,000,000 Series B Notes


New York Life Insurance Company                                                       $  5,000,000 Series B Notes


New York Life Insurance and
  Annuity Corporation                                                                 $  7,000,000 Series B Notes


Allstate Life Insurance Company                                                       $  5,000,000 Series C Notes


Chubb Life Insurance Company
  of America                                                                          $  5,000,000 Series D Notes


MONY Life Insurance Company
  of America                                                                          $  5,000,000 Series E Notes

                                      -2-